Exhibit 99.1

Signing Day Sports and BlockchAIn Provide Update on Expected Ticker Symbol Transition and Common Stock Trading Schedule

Signing Day Sports Common Stock Expected to Continue Trading on NYSE American Under “SGN” Through March 16, 2026

BlockchAIn Inc. Common Stock Expected to Begin Trading Under “AIB” on March 17, 2026 at 9:30 a.m. EDT

SCOTTSDALE, AZ and NEW YORK, NY – March 16, 2026 (GLOBE NEWSWIRE) – Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN) and BlockchAIn Digital Infrastructure, Inc. (“BlockchAIn Inc.”), together with One Blockchain LLC (“BlockchAIn LLC” and, together with BlockchAIn Inc., “BlockchAIn”), today provided an update regarding their expected ticker symbol transition and common stock trading schedule in connection with their previously announced business combination, which was approved by the Company’s stockholders on March 13, 2026.

Upon the closing of the previously announced business combination, expected to occur later today, Signing Day Sports and BlockchAIn LLC will become operating subsidiaries of BlockchAIn Inc. Signing Day Sports common stock is expected to continue trading on the NYSE American under the ticker symbol “SGN” through the close of market on March 16, 2026.

BlockchAIn Inc. common stock is anticipated to begin trading on the NYSE American under the ticker symbol “AIB” on March 17, 2026 at 9:30 a.m. EDT, subject to closing of the business combination. The new CUSIP number for BlockchAIn Inc.’s common stock will be 093919108.

Daniel Nelson, Chief Executive Officer of Signing Day Sports, stated, “As we approach the expected closing of the business combination, we wanted to provide stockholders with a clear update on the anticipated trading schedule. Signing Day Sports will continue trading under the ticker symbol “SGN” through today’s market close. We appreciate the support our stockholders have shown throughout this process.”

Jerry Tang, Chief Executive Officer of BlockchAIn, added, “We are excited to be moving toward the expected closing of the transaction to commence trading under the ticker symbol “AIB” tomorrow, subject to closing. We believe the combined company is well-positioned to capitalize on the growing demand for AI and high-performance computing (HPC) infrastructure.”

For further information about the proposed transaction, investors should review the Registration Statement on Form S-4, as amended, and the proxy statement/prospectus that were publicly filed by BlockchAIn Inc. with the U.S. Securities and Exchange Commission (the “SEC”) relating to this transaction.

Advisors

Maxim Group LLC is serving as financial advisor to BlockchAIn in connection with the transaction. Bevilacqua PLLC is serving as legal counsel to Signing Day Sports, and Loeb & Loeb LLP is serving as legal counsel to BlockchAIn.

About One Blockchain LLC

BlockchAIn LLC is a developer and operator of digital infrastructure focused on HPC and AI hosting. BlockchAIn LLC has planned AI data center expansions with favorable economics for activation in 2026 and 2027. BlockchAIn LLC operations are currently centered around its existing 40 MW data center facility in South Carolina. In 2024, this facility generated approximately $22.9 million in revenue and approximately $5.7 million in net income. BlockchAIn LLC’s mission is to become a leader in creating and operating scalable sustainable power and data infrastructure purpose-built for AI hosting, AI workloads, HPC, and accelerated compute applications.

About Signing Day Sports, Inc.

Signing Day Sports’ mission is to help student-athletes achieve their goal of playing college sports. Signing Day Sports’ app allows student-athletes to build their Signing Day Sports’ recruitment profile, which includes information college coaches need to evaluate and verify them through video technology. The Signing Day Sports app includes a platform to upload a comprehensive data set including video-verified measurables (such as height, weight, 40-yard dash, wingspan, and hand size), academic information (such as official transcripts and SAT/ACT scores), and technical skill videos (such as drills and mechanics that exemplify player mechanics, coordination, and development).

Investor Contacts:

Signing Day Sports, Inc.:

Crescendo Communications, LLC
212-671-1020
SGN@crescendo-ir.com

BlockchAIn Digital Infrastructure, Inc. and One Blockchain LLC:

Chris Tyson

Executive Vice President

MZ Group - MZ North America

Phone: (949) 491-8235

GWH@mzgroup.us

www.mzgroup.us

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology and include, but are not limited to, statements regarding the proposed business combination, the expected listing of BlockchAIn Inc’s common stock on NYSE American under the ticker symbol “AIB” and the anticipated benefits of the transaction. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the parties’ ability to complete the transaction and integrate their respective businesses into a combined publicly listed company post-merger, the occurrence of any event, change or other circumstances that could prevent the common stock of BlockchAIn Inc. from commencing trading on the NYSE American LLC at 9:30 a.m. EDT on March 17, 2026 or, subsequently, of continuing to trade on such market or of qualifying to trade on any securities trading market, the parties’ ability to obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement on Form S-4 filed by BlockchAIn with the SEC on December 1, 2025, as amended on December 23, 2025, January 21, 2026, January 22, 2026, January 30, 2026, and February 17, 2026, which was declared effective by the SEC on January 30, 2026, and the proxy statement/prospectus that was filed by BlockchAIn Inc. with the SEC on February 17, 2026, relating to this transaction. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning Signing Day Sports, BlockchAIn, or any of their affiliates, or other matters and attributable to Signing Day Sports, BlockchAIn, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

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